SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

May [26], 2004

[$941,860,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

CLASSES A1, A1A, A2, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE5

Offered Certificates

Only the Class A2, Class M1, Class M2, Class M3 and Class M6 Certificates are being marketed hereby.

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	541,000,000	Senior / FLT	AAA/AAA/Aaa	2.40	Aug 2004	Dec 2010
A1A (3)	60,000,000	Senior / FLT	AAA/AAA/Aaa	2.40	Aug 2004	Dec 2010
A2 (3)	188,750,000	Senior / FLT	AAA/AAA/Aaa	2.41	Aug 2004	Dec 2010
M1 (3)	61,910,000	Mezzanine / FLT	AA/AA/Aa2	4.65	Dec 2007	Dec 2010
M2 (3)	46,310,000	Mezzanine / FLT	A/A/A2	4.55	Oct 2007	Dec 2010
M3 (3)	13,650,000	Mezzanine / FLT	A-/A/A3	4.52	Sep 2007	Dec 2010
M4 (3)	10,730,000	Mezzanine / FLT	BBB+/A-/Baa1	4.50	Sep 2007	Dec 2010
M5 (3)	10,730,000	Mezzanine / FLT	BBB/BBB+/Baa2	4.50	Sep 2007	Dec 2010
M6 (3)	8,780,000	Mezzanine / FLT	BBB-/BBB/Baa3	4.49	Aug 2007	Dec 2010
Total	941,860,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M7 (3)	9,740,000	Mezzanine / FLT	BB+/BB+/Ba1	4.47	Aug 2007	Dec 2010

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The margin on the Class A1, Class A1A and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	July 1, 2004
Expected Pricing:	On or about June [1], 2004
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about July 7, 2004 (the “Closing Date")
Servicer:	Saxon Mortgage Services, Inc.
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	Bank One Capital Markets, Inc.
Record Date:

With respect to any Distribution Date, for the Class A1, Class A1A, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on August 25, 2004.
Interest Accrual:

Interest on the Class A1, Class A1A, Class A2, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, the Class A1A and the Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “A-” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB+” from Fitch and “Baa2” from Moody's, that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB" from Fitch and "Baa3" from Moody's and that the Class M7 Certificates receive a rating of "BB+" from S&P, "BB+" from Fitch and "Ba1" from Moody's.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable state law.   It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining

at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining

at 28% CPR until month 24, increasing to 55% CPR from

month 25 to 28, decreasing to 35% CPR thereafter.)

Certificates:

Group I Certificates:     Class A1 and Class A1A Certificates

Group II Certificates:     Class A2 Certificates

Class A Certificates:     Class A1, Class A1A and Class A2

Class M Certificates:     Class M1, Class M2, Class M3, Class M4, Class M5, Class

M6 and Class M7 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A1A and Class A2 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

Pari-Passu to the Class M7 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero. The Class A1 and Class A1A Certificates will be paid the Class A1 Percentage of the total principal remittance amount, pro rata, provided, however, that if a pro rata distribution would cause a loss to be applied to the Class A1 Certificates on any Distribution Date, then on that Distribution Date and on subsequent Distribution Dates, sequentially, to the Class A-1 and Class A1A Certificates, in that order; until such class principal balances are reduced to zero.  The Class A2 Certificates will be paid the Class A2 Percentage of the total principal remittance amount, until such class principal balance has been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (“the Class A Principal Distribution Amount”).  The Class A1 and Class A1A Certificates will be paid the Class A1 Percentage of the Class A Principal Distribution Amount, pro rata, provided, however, that if a pro rata distribution would cause a loss to be applied to the Class A1 Certificates on any Distribution Date, then on that Distribution Date and on subsequent Distribution Dates, sequentially, to the Class A1 and Class A1A Certificates, in that order; until such class principal balances are reduced to zero.  The Class A2 Certificates will be paid the Class A2 Percentage of the Class A Principal Distribution Amount, until such class principal balance has been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

Class A1A Certificates:

The Class A1A Certificates are structured to pay pro rata with Class A1 Certificates, but will act as a first loss certificate.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed first by the Class A1A certificates and then the Class A1 Certificates and such certificates will pay sequentially, instead of pro rata, until the Class A1 Certificates are paid in full.

Class A1 Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Realized Losses to the Class A1A Certificates.

4.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates and then Unpaid Interest Shortfalls pari-passu to the Class M7 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M7 Certificates.

5.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1, Class A1A and Class A2 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates, and then pari-passu to the Class M7 Certificates and the Class B-IO Certificates.

6.

Carry Forward Amount first pari-passu to the Class A1, Class A1A and Class A2 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and the Class M7 Certificates, subject to weighted average pass through rates on the Certificates.

Group I Net WAC Rate

The Group I weighted average mortgage rate less the sum of (expressed as a percentage of the outstanding Group I collateral balance) the Servicing Fee and the applicable portion of the Class B-IO interest.

Group II Net WAC Rate

The Group II weighted average mortgage rate less the sum of (expressed as a percentage of the outstanding Group II collateral balance) the Servicing Fee and the applicable portion of the Class B-IO interest.

Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their group Net WAC Rate less (expressed as a percentage of their groups respective outstanding collateral balance) the corresponding Cap Fee.

The Class M Certificates will generally be subject to their Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of (i) the Group I Net WAC Rate and (ii) the Group II Net WAC Rate less (b) the Cap Fee (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the related Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [2.40%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [August 2007] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.00%].

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A1A and Class A2 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 will increase by 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates. Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap for any Distribution Date will be based on the applicable amount specified in the charts on Pages 10 through 12.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in [September] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates and Class M Certificates Cap Contracts will terminate after the Distribution Date in [November] 2007 and the Group II Certificates Cap Contract will terminate after the Distribution Date in [May] 2007.

Unrated Class B-IO:

The Class B-IO Coupon for the first Distribution Date will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to approximately [$100,000,000] for the first Distribution Date and $0 thereafter.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date

Percentage

August 2007 – July 2008

[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.

August 2008 – July 2009

[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.

August 2009 – July 2010

[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.

August 2010 – July 2011

[7.00]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter.

 August 2011 and thereafter

[7.25]%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	[338,063,648]	[6.31]	[9.25]
2	[595,098,133]	[6.31]	[9.25]	22	[325,435,363]	[6.42]	[9.25]
3	[587,868,061]	[6.42]	[9.25]	23	[313,139,794]	[7.28]	[9.25]
4	[579,318,353]	[6.31]	[9.25]	24	[289,007,325]	[7.43]	[9.25]
5	[569,464,702]	[6.42]	[9.25]	25	[266,321,834]	[7.24]	[9.25]
6	[558,330,054]	[6.31]	[9.25]	26	[244,991,973]	[7.22]	[9.25]
7	[545,944,672]	[6.31]	[9.25]	27	[224,932,269]	[7.38]	[9.25]
8	[532,346,145]	[6.71]	[9.25]	28	[213,279,689]	[7.20]	[9.25]
9	[517,579,328]	[6.31]	[9.25]	29	[202,010,286]	[8.34]	[9.25]
10	[501,696,219]	[6.42]	[9.25]	30	[191,111,138]	[8.10]	[9.25]
11	[484,755,769]	[6.31]	[9.25]	31	[180,569,767]	[8.09]	[9.25]
12	[468,261,827]	[6.42]	[9.25]	32	[170,374,120]	[8.88]	[9.25]
13	[452,202,606]	[6.31]	[9.25]	33	[160,512,561]	[8.07]	[9.25]
14	[436,566,632]	[6.31]	[9.25]	34	[150,973,852]	[8.29]	[9.25]
15	[421,342,735]	[6.42]	[9.25]	35	[141,747,139]	[8.97]	[9.25]
16	[406,520,038]	[6.31]	[9.25]	36	[132,821,428]	[9.25]	[9.25]
17	[392,087,954]	[6.42]	[9.25]	37	[124,187,144]	[8.94]	[9.25]
18	[378,036,176]	[6.31]	[9.25]	38	[124,187,144]	[8.93]	[9.25]
19	[364,354,669]	[6.31]	[9.25]	39	[124,187,144]	[9.20]	[9.25]
20	[351,033,664]	[6.71]	[9.25]	40	[124,187,144]	[8.90]	[9.25]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	[106,115,727]	[6.49]	[9.00]
2	[186,818,965]	[6.47]	[9.00]	22	[102,183,487]	[6.62]	[9.00]
3	[184,473,769]	[6.60]	[9.00]	23	[98,343,616]	[7.42]	[9.00]
4	[181,717,443]	[6.47]	[9.00]	24	[90,947,177]	[7.60]	[9.00]
5	[178,555,231]	[6.60]	[9.00]	25	[83,989,114]	[7.41]	[9.00]
6	[174,994,624]	[6.47]	[9.00]	26	[77,441,863]	[7.40]	[9.00]
7	[171,045,384]	[6.47]	[9.00]	27	[71,285,822]	[7.59]	[9.00]
8	[166,719,537]	[6.93]	[9.00]	28	[67,654,858]	[7.40]	[9.00]
9	[162,031,356]	[6.47]	[9.00]	29	[64,141,902]	[8.51]	[9.00]
10	[156,997,320]	[6.60]	[9.00]	30	[60,743,008]	[8.26]	[9.00]
11	[151,735,122]	[6.47]	[9.00]	31	[57,454,360]	[8.25]	[9.00]
12	[146,610,521]	[6.60]	[9.00]	32	[54,272,277]	[9.00]	[9.00]
13	[141,619,907]	[6.47]	[9.00]	33	[51,193,199]	[8.24]	[9.00]
14	[136,759,766]	[6.48]	[9.00]	34	[48,213,691]	[8.49]	[9.00]
15	[132,026,679]	[6.61]	[9.00]
16	[127,417,313]	[6.48]	[9.00]
17	[122,928,425]	[6.61]	[9.00]
18	[118,556,857]	[6.48]	[9.00]
19	[114,299,534]	[6.48]	[9.00]
20	[110,153,463]	[6.95]	[9.00]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	[161,850,000]	[6.34]	[9.00]
2	[161,850,000]	[6.34]	[9.00]	22	[161,850,000]	[6.46]	[9.00]
3	[161,850,000]	[6.46]	[9.00]	23	[161,850,000]	[7.29]	[9.00]
4	[161,850,000]	[6.34]	[9.00]	24	[161,850,000]	[7.46]	[9.00]
5	[161,850,000]	[6.46]	[9.00]	25	[161,850,000]	[7.27]	[9.00]
6	[161,850,000]	[6.34]	[9.00]	26	[161,850,000]	[7.25]	[9.00]
7	[161,850,000]	[6.34]	[9.00]	27	[161,850,000]	[7.42]	[9.00]
8	[161,850,000]	[6.77]	[9.00]	28	[161,850,000]	[7.23]	[9.00]
9	[161,850,000]	[6.34]	[9.00]	29	[161,850,000]	[8.37]	[9.00]
10	[161,850,000]	[6.46]	[9.00]	30	[161,850,000]	[8.12]	[9.00]
11	[161,850,000]	[6.34]	[9.00]	31	[161,850,000]	[8.11]	[9.00]
12	[161,850,000]	[6.46]	[9.00]	32	[161,850,000]	[8.93]	[9.00]
13	[161,850,000]	[6.34]	[9.00]	33	[161,850,000]	[8.09]	[9.00]
14	[161,850,000]	[6.34]	[9.00]	34	[161,850,000]	[8.32]	[9.00]
15	[161,850,000]	[6.46]	[9.00]	35	[161,850,000]	[8.98]	[9.00]
16	[161,850,000]	[6.34]	[9.00]	36	[161,850,000]	[9.00]	[9.00]
17	[161,850,000]	[6.46]	[9.00]	37	[161,850,000]	[8.95]	[9.00]
18	[161,850,000]	[6.34]	[9.00]	38	[158,044,908]	[8.94]	[9.00]
19	[161,850,000]	[6.34]	[9.00]	39	[147,944,272]	[9.00]	[9.00]
20	[161,850,000]	[6.77]	[9.00]	40	[138,171,486]	[8.92]	[9.00]

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Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.98	4.72	2.94	2.40	1.49	1.31	1.20
Mod Durn	15.68	4.51	2.87	2.36	1.48	1.31	1.19
Principal Window	Aug04 - Sep32	Aug04 - Nov17	Aug04 - Aug12	Aug04 - Dec10	Aug04 - Oct08	Aug04 - Jan07	Aug04 - Oct06

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.98	4.72	2.94	2.40	1.49	1.31	1.20
Mod Durn	15.52	4.49	2.86	2.35	1.48	1.31	1.19
Principal Window	Aug04 - Sep32	Aug04 - Nov17	Aug04 - Aug12	Aug04 - Dec10	Aug04 - Oct08	Aug04 - Jan07	Aug04 - Oct06

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.92	4.80	2.98	2.41	1.50	1.32	1.19
Mod Durn	15.60	4.57	2.90	2.37	1.49	1.31	1.19
Principal Window	Aug04 - Sep32	Aug04 - Nov17	Aug04 - Aug12	Aug04 - Dec10	Aug04 - Oct08	Aug04 - Feb07	Aug04 - Oct06

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.85	5.41	4.65	4.30	3.40	3.09
Mod Durn	20.86	8.19	5.18	4.49	4.18	3.33	3.03
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Sep07 - Aug12	Dec07 - Dec10	Oct08 - Oct08	Feb07 - Jan08	Oct06 - Aug07

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.85	5.40	4.55	4.12	3.51	3.04
Mod Durn	19.21	7.91	5.05	4.31	3.94	3.38	2.94
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Sep07 - Aug12	Oct07 - Dec10	Mar08 - Oct08	Oct07 - Jan08	Apr07 - Aug07

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Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.84	5.39	4.52	3.81	3.29	2.84
Mod Durn	18.52	7.79	4.99	4.25	3.63	3.16	2.73
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Aug07 - Aug12	Sep07 - Dec10	Jan08 - Oct08	Aug07 - Jan08	Mar07 - Aug07

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.84	5.39	4.50	3.72	3.20	2.76
Mod Durn	17.56	7.61	4.91	4.17	3.51	3.04	2.65
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Aug07 - Aug12	Sep07 - Dec10	Dec07 - Oct08	Jul07 - Jan08	Feb07 - Aug07

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.84	5.39	4.50	3.65	3.13	2.71
Mod Durn	17.06	7.51	4.87	4.14	3.43	2.97	2.59
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Aug07 - Aug12	Sep07 - Dec10	Nov07 - Oct08	Jun07 - Jan08	Jan07 - Aug07

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.84	5.39	4.49	3.60	3.07	2.68
Mod Durn	15.66	7.23	4.75	4.05	3.33	2.87	2.53
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Aug07 - Aug12	Aug07 - Dec10	Oct07 - Oct08	May07 - Jan08	Dec06 - Aug07

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.61	8.85	5.39	4.47	3.55	3.03	2.64
Mod Durn	15.66	7.23	4.75	4.03	3.29	2.83	2.49
Principal Window	Sep25 - Sep32	Nov08 - Nov17	Aug07 - Aug12	Aug07 - Dec10	Sep07 - Oct08	Apr07 - Jan08	Dec06 - Aug07

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Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	18.05	5.05	3.19	2.60	1.50	1.31	1.20
Mod Durn	15.73	4.78	3.09	2.53	1.49	1.31	1.19
Principal Window	Aug04 - Apr34	Aug04 - Dec29	Aug04 - Jun23	Aug04 - Jun19	Aug04 - Jan15	Aug04 - Jan07	Aug04 - Oct06

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	18.05	5.05	3.19	2.60	1.50	1.31	1.20
Mod Durn	15.57	4.76	3.08	2.53	1.49	1.31	1.19
Principal Window	Aug04 - Apr34	Aug04 - Dec29	Aug04 - Jun23	Aug04 - Jun19	Aug04 - Jan15	Aug04 - Jan07	Aug04 - Oct06

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.98	5.17	3.26	2.63	1.56	1.32	1.19
Mod Durn	15.64	4.87	3.15	2.56	1.55	1.31	1.19
Principal Window	Aug04 - Apr34	Aug04 - Feb30	Aug04 - Aug23	Aug04 - Aug19	Aug04 - Aug15	Aug04 - Feb07	Aug04 - Oct06

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.77	9.68	6.03	5.13	6.24	5.25	4.63
Mod Durn	20.97	8.84	5.70	4.91	5.94	5.03	4.47
Principal Window	Sep25 - Mar34	Nov08 - May27	Sep07 - Feb20	Dec07 - Oct16	Jan09 - Apr14	Feb07 - Nov13	Oct06 - Jun12

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.76	9.61	5.95	4.98	4.45	3.91	3.29
Mod Durn	19.29	8.45	5.49	4.67	4.23	3.74	3.17
Principal Window	Sep25 - Jan34	Nov08 - Oct25	Sep07 - Aug18	Oct07 - Jul15	Mar08 - Apr12	Oct07 - Dec10	Apr07 - Jan10

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Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.75	9.52	5.86	4.89	4.09	3.52	3.02
Mod Durn	18.60	8.25	5.36	4.55	3.87	3.36	2.90
Principal Window	Sep25 - Nov33	Nov08 - Sep23	Aug07 - Nov16	Sep07 - Mar14	Jan08 - Mar11	Aug07 - Feb10	Mar07 - Apr09

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.74	9.44	5.81	4.82	3.96	3.40	2.92
Mod Durn	17.62	8.00	5.23	4.44	3.72	3.22	2.79
Principal Window	Sep25 - Oct33	Nov08 - Oct22	Aug07 - Feb16	Sep07 - Aug13	Dec07 - Oct10	Jul07 - Sep09	Feb07 - Dec08

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.72	9.35	5.73	4.77	3.85	3.30	2.84
Mod Durn	17.11	7.83	5.13	4.36	3.60	3.11	2.71
Principal Window	Sep25 - Aug33	Nov08 - Nov21	Aug07 - Jun15	Sep07 - Feb13	Nov07 - May10	Jun07 - May09	Jan07 - Sep08

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.70	9.21	5.64	4.69	3.74	3.19	2.77
Mod Durn	15.69	7.44	4.93	4.20	3.44	2.97	2.61
Principal Window	Sep25 - Jun33	Nov08 - Sep20	Aug07 - Aug14	Aug07 - Jun12	Oct07 - Nov09	May07 - Dec08	Dec06 - May08

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.65	8.98	5.48	4.55	3.61	3.08	2.67
Mod Durn	15.68	7.31	4.82	4.09	3.33	2.87	2.51
Principal Window	Sep25 - Feb33	Nov08 - Jul19	Aug07 - Sep13	Aug07 - Nov11	Sep07 - Jun09	Apr07 - Jul08	Dec06 - Jan08

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BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M1	23.7%	18.86%	18.6%	16.01%
Class M2	16.5%	14.66%	11.8%	11.38%
Class M3	14.6%	13.39%	10.1%	10.05%
Class M4	13.2%	12.40%	8.8%	8.97%
Class M5	11.8%	11.36%	7.6%	7.92%
Class M6	10.7%	10.50%	6.7%	7.11%
Class M7	9.7%	9.70%	6.0%	6.46%

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	Aug25,04	3.41	3.41	48	Jul25,08	4.88	3.00
2	Sep25,04	4.86	4.67	49	Aug25,08	4.82	2.87
3	Oct25,04	4.91	4.54	50	Sep25,08	4.82	2.74
4	Nov25,04	4.86	4.13	51	Oct25,08	4.88	3.01
5	Dec25,04	4.91	4.15	52	Nov25,08	4.82	2.58
6	Jan25,05	4.85	3.72	53	Dec25,08	4.87	2.96
7	Feb25,05	4.85	3.76	54	Jan25,09	4.82	2.63
8	Mar25,05	5.00	3.67	55	Feb25,09	4.82	2.72
9	Apr25,05	4.84	3.39	56	Mar25,09	4.98	3.22
10	May25,05	4.89	3.31	57	Apr25,09	4.81	2.67
11	Jun25,05	4.83	3.06	58	May25,09	4.87	2.66
12	Jul25,05	4.88	2.89	59	Jun25,09	4.81	2.60
13	Aug25,05	4.82	2.71	60	Jul25,09	4.87	2.67
14	Sep25,05	4.82	2.48	61	Aug25,09	4.81	2.58
15	Oct25,05	4.87	2.71	62	Sep25,09	4.81	2.46
16	Nov25,05	4.81	2.31	63	Oct25,09	4.86	2.75
17	Dec25,05	4.86	2.41	64	Nov25,09	4.81	2.33
18	Jan25,06	4.80	2.13	65	Dec25,09	4.86	2.67
19	Feb25,06	4.79	2.12	66	Jan25,10	4.80	2.34
20	Mar25,06	4.95	2.39	67	Feb25,10	4.80	2.46
21	Apr25,06	4.78	1.96	68	Mar25,10	4.97	2.96
22	May25,06	4.83	1.89	69	Apr25,10	4.80	2.43
23	Jun25,06	4.86	2.62	70	May25,10	4.86	2.41
24	Jul25,06	4.90	2.78	71	Jun25,10	4.80	2.34
25	Aug25,06	4.83	2.50	72	Jul25,10	4.85	2.43
26	Sep25,06	4.81	2.32	73	Aug25,10	4.80	2.34
27	Oct25,06	4.85	2.44	74	Sep25,10	4.79	2.21
28	Nov25,06	4.78	2.05	75	Oct25,10	4.85	2.51
29	Dec25,06	4.83	3.15	76	Nov25,10	4.79	2.08
30	Jan25,07	4.76	2.82	77	Dec25,10	4.85	2.42
31	Feb25,07	4.75	2.84	78	Jan25,11	4.38	2.10
32	Mar25,07	4.92	3.23	79	Feb25,11	4.39	1.90
33	Apr25,07	4.73	2.69	80	Mar25,11	4.60	2.42
34	May25,07	4.77	2.56	81	Apr25,11	4.40	1.90
35	Jun25,07	4.71	3.20	82	May25,11	4.48	1.90
36	Jul25,07	4.78	3.17	83	Jun25,11	4.42	1.85
37	Aug25,07	4.68	3.03	84	Jul25,11	4.50	1.95
38	Sep25,07	4.67	2.81	85	Aug25,11	4.44	1.86
39	Oct25,07	4.80	3.13	86	Sep25,11	4.45	1.76
40	Nov25,07	4.74	2.73	87	Oct25,11	4.52	2.08
41	Dec25,07	4.86	3.21	88	Nov25,11	4.47	1.68
42	Jan25,08	4.81	2.90	89	Dec25,11	4.54	2.02
43	Feb25,08	4.82	2.99	90	Jan25,12	4.49	1.71
44	Mar25,08	4.93	3.25	91	Feb25,12	4.50	1.86
45	Apr25,08	4.82	2.93	92	Mar25,12	4.64	2.17
46	May25,08	4.88	2.92	93	Apr25,12	4.53	1.88
47	Jun25,08	4.83	2.93	94	May25,12	4.60	1.89

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	Aug25,04	N/A	40	Nov25,07	9.25
2	Sep25,04	9.25	41	Dec25,07	10.15
3	Oct25,04	9.25	42	Jan25,08	9.80
4	Nov25,04	9.25	43	Feb25,08	9.78
5	Dec25,04	9.25	44	Mar25,08	10.44
6	Jan25,05	9.25	45	Apr25,08	9.74
7	Feb25,05	9.25	46	May25,08	10.05
8	Mar25,05	9.25	47	Jun25,08	10.32
9	Apr25,05	9.25	48	Jul25,08	10.64
10	May25,05	9.25	49	Aug25,08	10.27
11	Jun25,05	9.25	50	Sep25,08	10.25
12	Jul25,05	9.25	51	Oct25,08	10.57
13	Aug25,05	9.25	52	Nov25,08	10.20
14	Sep25,05	9.25	53	Dec25,08	10.55
15	Oct25,05	9.25	54	Jan25,09	10.19
16	Nov25,05	9.25	55	Feb25,09	10.17
17	Dec25,05	9.25	56	Mar25,09	11.23
18	Jan25,06	9.25	57	Apr25,09	10.12
19	Feb25,06	9.25	58	May25,09	10.43
20	Mar25,06	9.25	59	Jun25,09	10.10
21	Apr25,06	9.25	60	Jul25,09	10.41
22	May25,06	9.25	61	Aug25,09	10.05
23	Jun25,06	9.25	62	Sep25,09	10.03
24	Jul25,06	9.25	63	Oct25,09	10.34
25	Aug25,06	9.25	64	Nov25,09	9.98
26	Sep25,06	9.25	65	Dec25,09	10.29
27	Oct25,06	9.25	66	Jan25,10	9.93
28	Nov25,06	9.25	67	Feb25,10	9.91
29	Dec25,06	9.25	68	Mar25,10	10.94
30	Jan25,07	9.25	69	Apr25,10	9.86
31	Feb25,07	9.25	70	May25,10	10.17
32	Mar25,07	9.25	71	Jun25,10	9.82
33	Apr25,07	9.25	72	Jul25,10	10.12
34	May25,07	9.25	73	Aug25,10	9.77
35	Jun25,07	9.25	74	Sep25,10	9.74
36	Jul25,07	9.25	75	Oct25,10	10.05
37	Aug25,07	9.25	76	Nov25,10	9.70
38	Sep25,07	9.25	77	Dec25,10	10.00
39	Oct25,07	9.25	78	Jan25,11	9.65

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	Aug25,04	N/A	40	Nov25,07	9.08
2	Sep25,04	9.00	41	Dec25,07	10.27
3	Oct25,04	9.00	42	Jan25,08	9.92
4	Nov25,04	9.00	43	Feb25,08	9.91
5	Dec25,04	9.00	44	Mar25,08	10.58
6	Jan25,05	9.00	45	Apr25,08	9.88
7	Feb25,05	9.00	46	May25,08	10.19
8	Mar25,05	9.00	47	Jun25,08	10.42
9	Apr25,05	9.00	48	Jul25,08	10.75
10	May25,05	9.00	49	Aug25,08	10.39
11	Jun25,05	9.00	50	Sep25,08	10.37
12	Jul25,05	9.00	51	Oct25,08	10.69
13	Aug25,05	9.00	52	Nov25,08	10.33
14	Sep25,05	9.00	53	Dec25,08	10.68
15	Oct25,05	9.00	54	Jan25,09	10.32
16	Nov25,05	9.00	55	Feb25,09	10.30
17	Dec25,05	9.00	56	Mar25,09	11.39
18	Jan25,06	9.00	57	Apr25,09	10.27
19	Feb25,06	9.00	58	May25,09	10.59
20	Mar25,06	9.00	59	Jun25,09	10.25
21	Apr25,06	9.00	60	Jul25,09	10.57
22	May25,06	9.00	61	Aug25,09	10.21
23	Jun25,06	9.00	62	Sep25,09	10.19
24	Jul25,06	9.00	63	Oct25,09	10.51
25	Aug25,06	9.00	64	Nov25,09	10.15
26	Sep25,06	9.00	65	Dec25,09	10.47
27	Oct25,06	9.00	66	Jan25,10	10.11
28	Nov25,06	9.00	67	Feb25,10	10.09
29	Dec25,06	9.00	68	Mar25,10	11.15
30	Jan25,07	9.00	69	Apr25,10	10.06
31	Feb25,07	9.00	70	May25,10	10.37
32	Mar25,07	9.13	71	Jun25,10	10.02
33	Apr25,07	9.00	72	Jul25,10	10.33
34	May25,07	9.00	73	Aug25,10	9.98
35	Jun25,07	9.13	74	Sep25,10	9.96
36	Jul25,07	9.43	75	Oct25,10	10.27
37	Aug25,07	9.11	76	Nov25,10	9.92
38	Sep25,07	9.10	77	Dec25,10	10.23
39	Oct25,07	9.39	78	Jan25,11	9.89

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	Aug25,04	N/A	40	Nov25,07	8.99
2	Sep25,04	9.00	41	Dec25,07	10.18
3	Oct25,04	9.00	42	Jan25,08	9.83
4	Nov25,04	9.00	43	Feb25,08	9.81
5	Dec25,04	9.00	44	Mar25,08	10.47
6	Jan25,05	9.00	45	Apr25,08	9.78
7	Feb25,05	9.00	46	May25,08	10.08
8	Mar25,05	9.00	47	Jun25,08	10.34
9	Apr25,05	9.00	48	Jul25,08	10.66
10	May25,05	9.00	49	Aug25,08	10.30
11	Jun25,05	9.00	50	Sep25,08	10.28
12	Jul25,05	9.00	51	Oct25,08	10.60
13	Aug25,05	9.00	52	Nov25,08	10.23
14	Sep25,05	9.00	53	Dec25,08	10.59
15	Oct25,05	9.00	54	Jan25,09	10.22
16	Nov25,05	9.00	55	Feb25,09	10.20
17	Dec25,05	9.00	56	Mar25,09	11.27
18	Jan25,06	9.00	57	Apr25,09	10.16
19	Feb25,06	9.00	58	May25,09	10.47
20	Mar25,06	9.00	59	Jun25,09	10.13
21	Apr25,06	9.00	60	Jul25,09	10.45
22	May25,06	9.00	61	Aug25,09	10.09
23	Jun25,06	9.01	62	Sep25,09	10.07
24	Jul25,06	9.00	63	Oct25,09	10.38
25	Aug25,06	9.00	64	Nov25,09	10.02
26	Sep25,06	9.00	65	Dec25,09	10.33
27	Oct25,06	9.00	66	Jan25,10	9.98
28	Nov25,06	9.00	67	Feb25,10	9.95
29	Dec25,06	9.00	68	Mar25,10	11.00
30	Jan25,07	9.00	69	Apr25,10	9.91
31	Feb25,07	9.00	70	May25,10	10.22
32	Mar25,07	9.00	71	Jun25,10	9.86
33	Apr25,07	9.00	72	Jul25,10	10.17
34	May25,07	9.00	73	Aug25,10	9.82
35	Jun25,07	9.00	74	Sep25,10	9.80
36	Jul25,07	9.31	75	Oct25,10	10.10
37	Aug25,07	9.00	76	Nov25,10	9.75
38	Sep25,07	9.00	77	Dec25,10	10.05
39	Oct25,07	9.27	78	Jan25,11	9.71

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans fully amortize after an initial two year or three year interest only period.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through April 2004.  The final pool will be approximately $975,000,000 (+/-10%).

ABSC 2004-HE5

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Non- Conforming) Summary

Current Balance	$1,004,280,117	$728,733,387	$275,546,730	$764,050,375	$240,229,742
Number of Loans	6,012	3,925	2,087	4,697	1,315
Average Current Balance	$167,046	$185,665	$132,030	$162,668	$182,684
Interest Only Loans	10.28%	14.16%	0.00%	8.16%	17.02%
Fixed Rate Loans	27.44%	0.00%	100.00%	26.65%	29.93%
Adjustable Rate Loans	72.56%	100.00%	0.00%	73.35%	70.07%
W.A. Coupon	7.004%	7.060%	6.854%	6.962%	7.136%
W.A. Margin	5.572%	5.572%	0.00%	5.589%	5.513%
W.A. Original LTV	79.34%	82.06%	72.17%	80.41%	75.94%
W.A. Original Term	354	360	337	354	352
W.A. Remaining Term	351	358	335	352	350
W.A. FICO	616	607	638	613	623
Owner Occupied	92.48%	91.67%	94.64%	92.11%	93.68%
First Lien Percentage	97.53%	100.00%	91.01%	100.00%	89.68%
Second Lien Percentage	2.47%	0.00%	8.99%	0.00%	10.32%
Top 5 States	CA(36%) NY(6%) FL(6%) TX(4%) NJ(3%)	CA(36%) NY(6%) FL(6%) NJ(4%) IL(4%)	CA(36%) TX(8%) FL(7%) NY(7%) HI(5%)	CA(32%) FL(7%) NY(6%) TX(5%) NJ(4%)	CA(49%) NY(6%) FL(4%) WA(3%) NV(3%)
Conforming by Balance	82.84%	81.46%	86.48%	100.00%	28.25%
Non-Conforming by Balance	17.16%	18.54%	13.52%	0.00%	71.75%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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One set of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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ABSC 2004-HE5 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
<= 25,000	78	$1,775,271.00	0.18%
25,001 - 50,000	336	12,611,970.00	1.26
50,001 - 75,000	650	40,696,324.00	4.05
75,001 - 100,000	819	72,145,584.00	7.18
100,001 - 125,000	717	80,403,781.00	8.01
125,001 - 150,000	649	89,261,652.00	8.89
150,001 - 175,000	478	77,720,171.00	7.74
175,001 - 200,000	472	88,295,330.00	8.79
200,001 - 250,000	622	139,694,458.00	13.91
250,001 - 300,000	479	131,281,308.00	13.07
300,001 - 400,000	498	171,600,114.50	17.09
400,001 - 500,000	184	82,358,439.00	8.20
500,001 - 600,000	28	15,182,000.00	1.51
600,001 - 700,000	2	1,274,000.00	0.13
Total:	6,012	$1,004,300,402.50	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 25,000	78	$1,775,156.11	0.18%
25,001 - 50,000	336	12,611,369.35	1.26
50,001 - 75,000	650	40,694,856.96	4.05
75,001 - 100,000	819	72,143,708.05	7.18
100,001 - 125,000	717	80,402,525.67	8.01
125,001 - 150,000	649	89,260,141.86	8.89
150,001 - 175,000	478	77,717,669.02	7.74
175,001 - 200,000	472	88,294,463.97	8.79
200,001 - 250,000	622	139,692,906.48	13.91
250,001 - 300,000	479	131,279,616.91	13.07
300,001 - 400,000	498	171,595,691.21	17.09
400,001 - 500,000	184	82,357,088.16	8.20
500,001 - 600,000	28	15,180,922.90	1.51
600,001 - 700,000	2	1,274,000.00	0.13
Total:	6,012	$1,004,280,116.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
= 500	20	$2,527,683.00	0.25%
501 - 525	494	72,375,721.62	7.21
526 - 550	578	91,567,144.05	9.12
551 - 575	636	104,667,624.57	10.42
576 - 600	932	139,995,640.67	13.94
601 - 625	1,060	165,588,910.28	16.49
626 - 650	910	153,934,610.37	15.33
651 - 675	587	113,610,151.30	11.31
676 - 700	349	71,604,404.63	7.13
701 - 725	205	40,179,492.00	4.00
726 - 750	114	20,609,306.09	2.05
751 - 775	64	14,283,028.07	1.42
776 - 800	54	10,876,160.00	1.08
801 - 825	9	2,460,240.00	0.24
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 616

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	13	$843,246.55	0.08%
121 - 180	197	19,873,430.92	1.98
181 - 240	442	21,470,224.70	2.14
241 - 300	8	984,430.00	0.10
301 - 360	5,352	961,108,784.48	95.70
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 354

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	210	$20,716,677.47	2.06%
181 - 348	450	22,454,654.70	2.24
349 - 360	5,352	961,108,784.48	95.70
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 351

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
2-4 Unit	423	$96,361,234.46	9.60%
Condo	356	54,489,735.31	5.43
Manufactured Housing	1	292,500.00	0.03
PUD - Attached	126	18,342,646.17	1.83
PUD - Detached	531	96,099,606.21	9.57
Single Family	4,575	738,694,394.50	73.55
Total:	6,012	$1,004,280,116.65	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	388	$65,557,836.33	6.53%
Primary Residence	5,566	928,799,880.32	92.48
Second Home	58	9,922,400.00	0.99
Total:	6,012	$1,004,280,116.65	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	1,988	$308,171,294.42	30.69%
Refinance - Cashout	3,659	642,940,927.11	64.02
Refinance - Rate/Term	365	53,167,895.12	5.29
Total:	6,012	$1,004,280,116.65	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	738	$49,065,932.62	4.89%
50.001 - 60.000	200	30,352,231.41	3.02
60.001 - 70.000	556	97,244,612.22	9.68
70.001 - 80.000	2,182	378,793,816.99	37.72
80.001 - 90.000	1,696	321,993,101.23	32.06
90.001 - 100.000	640	126,830,422.18	12.63
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average by Original Balance: 79.34

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,617	$359,085,351.37	35.76%
New York	249	61,911,161.30	6.16
Florida	478	60,611,141.71	6.04
Texas	410	41,607,806.30	4.14
New Jersey	165	35,014,176.68	3.49
Massachusetts	159	34,434,801.06	3.43
Illinois	202	31,635,700.00	3.15
Michigan	233	29,835,242.77	2.97
Washington	189	28,709,394.07	2.86
Nevada	150	26,655,143.79	2.65
Other	2,160	294,780,197.60	29.35
Total:	6,012	$1,004,280,116.65	100.00%
Number of States Represented: 50

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	3,908	$584,989,657.21	58.25%
Limited Documentation	279	53,870,586.03	5.36
Stated Documentation	1,825	365,419,873.41	36.39
Total:	6,012	$1,004,280,116.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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CURRENT MORTGAGE RATES OF THE LOANS

ortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	25	$5,086,023.20	0.51%
5.001 - 5.500	339	73,936,904.29	7.36
5.501 - 6.000	696	141,534,073.85	14.09
6.001 - 6.500	716	139,865,608.85	13.93
6.501 - 7.000	1,125	213,084,767.69	21.22
7.001 - 7.500	862	155,778,260.05	15.51
7.501 - 8.000	786	126,729,071.03	12.62
8.001 - 8.500	463	64,662,516.65	6.44
8.501 - 9.000	274	37,461,850.50	3.73
9.001 - 9.500	106	12,559,891.25	1.25
9.501 - 10.000	51	6,321,271.03	0.63
10.001 - 10.500	207	10,667,822.19	1.06
10.501 - 11.000	197	9,730,692.00	0.97
11.001 - 11.500	127	5,078,433.07	0.51
11.501 - 12.000	34	1,635,831.00	0.16
12.001 - 12.500	4	147,100.00	0.01
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 7.004

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,087	$275,546,729.64	27.44%
11.001 - 11.500	1	294,000.00	0.03
11.501 - 12.000	23	4,650,923.20	0.46
12.001 - 12.500	117	26,560,655.50	2.64
12.501 - 13.000	373	79,271,431.55	7.89
13.001 - 13.500	493	98,532,081.53	9.81
13.501 - 14.000	858	171,216,118.05	17.05
14.001 - 14.500	720	137,783,699.09	13.72
14.501 - 15.000	634	108,107,321.93	10.76
15.001 - 15.500	363	53,948,458.37	5.37
15.501 - 16.000	203	30,517,707.40	3.04
16.001 - 16.500	83	10,755,669.36	1.07
16.501 - 17.000	39	5,156,996.03	0.51
17.001 - 17.500	15	1,456,625.00	0.15
17.501 - 18.000	1	201,000.00	0.02
18.001 - 18.500	1	81,200.00	0.01
18.501 - 19.000	1	199,500.00	0.02
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 14.057

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,087	$275,546,729.64	27.44%
0.501 - 1.000	5	716,575.00	0.07
1.001 - 1.500	3	673,500.00	0.07
3.001 - 3.500	2	470,639.00	0.05
4.001 - 4.500	3	832,489.00	0.08
4.501 - 5.000	1	311,433.82	0.03
5.001 - 5.500	1,941	351,562,826.68	35.01
5.501 - 6.000	1,469	292,824,396.76	29.16
6.001 - 6.500	241	38,792,230.91	3.86
6.501 - 7.000	256	41,976,885.02	4.18
7.001 - 7.500	2	267,900.00	0.03
7.501 - 8.000	2	304,510.82	0.03
Total:	6,012	$1,004,280,116.65	100.00%
Weighted Average: 5.572

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	2,087	$275,546,729.64	27.44%
2006-02	1	184,500.00	0.02
2006-03	29	6,066,938.20	0.60
2006-04	419	80,977,629.11	8.06
2006-05	3,326	614,588,512.00	61.20
2006-06	1	285,600.00	0.03
2007-04	16	2,572,086.70	0.26
2007-05	133	24,058,121.00	2.40
Total:	6,012	$1,004,280,116.65	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,580	$240,273,576.26	23.92%
7 – 12	224	47,655,672.53	4.75
13 – 24	2,914	505,398,815.38	50.32
25 – 36	1,294	210,952,052.48	21.01
Total:	6,012	$1,004,280,116.65	100.00%

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HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
2/28 ARM	3,352	$602,049,310.49	59.95%
3/27 ARM	134	23,477,647.70	2.34
2/28 Interest Only ARM	424	100,053,868.82	9.96
3/27 Interest Only ARM	15	3,152,560.00	0.31
Fixed - 10 Year	13	843,246.55	0.08
Fixed - 15 Year	197	19,873,430.92	1.98
Fixed - 20 Year	442	21,470,224.70	2.14
Fixed - 25 Year	8	984,430.00	0.10
Fixed - 30 Year	1,427	232,375,397.47	23.14
Total:	6,012	$1,004,280,116.65	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	4,277	$723,293,778.99	72.02%
A-	485	74,577,176.99	7.43
A+	600	104,179,339.85	10.37
B	335	52,220,667.85	5.20
C	286	45,189,261.15	4.50
C-	29	4,819,891.82	0.48
Total:	6,012	$1,004,280,116.65	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
First Lien	5,468	$979,495,963.39	97.53%
Second Lien	544	24,784,153.26	2.47
Total:	6,012	$1,004,280,116.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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 GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
25,001 - 50,000	50	$2,470,100.00	0.32%
50,001 - 75,000	468	29,089,711.00	3.81
75,001 - 100,000	673	59,417,699.00	7.78
100,001 - 125,000	633	71,083,612.00	9.30
125,001 - 150,000	612	84,210,300.00	11.02
150,001 - 175,000	455	74,042,834.00	9.69
175,001 - 200,000	450	84,165,345.00	11.02
200,001 - 250,000	601	134,909,236.00	17.66
250,001 - 300,000	471	129,087,412.00	16.89
300,001 - 400,000	260	85,319,329.50	11.17
400,001 - 500,000	24	10,269,550.00	1.34
Total:	4,697	$764,065,128.50	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
25,001 - 50,000	50	$2,469,922.86	0.32%
50,001 - 75,000	468	29,088,325.63	3.81
75,001 - 100,000	673	59,415,881.00	7.78
100,001 - 125,000	633	71,082,356.67	9.30
125,001 - 150,000	612	84,209,029.11	11.02
150,001 - 175,000	455	74,040,495.80	9.69
175,001 - 200,000	450	84,164,478.97	11.02
200,001 - 250,000	601	134,907,684.48	17.66
250,001 - 300,000	471	129,085,720.91	16.89
300,001 - 400,000	260	85,316,929.62	11.17
400,001 - 500,000	24	10,269,550.00	1.34
Total:	4,697	$764,050,375.05	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
= 500	17	$2,242,433.00	0.29%
501 - 525	444	61,946,551.17	8.11
526 - 550	522	77,431,270.93	10.13
551 - 575	560	86,234,191.68	11.29
576 - 600	609	97,159,423.40	12.72
601 - 625	711	118,029,888.49	15.45
626 - 650	667	113,933,565.78	14.91
651 - 675	492	86,836,421.64	11.37
676 - 700	296	53,935,056.63	7.06
701 - 725	174	30,752,105.00	4.02
726 - 750	103	17,411,178.33	2.28
751 - 775	51	10,329,489.00	1.35
776 - 800	45	6,836,060.00	0.89
801 - 825	6	972,740.00	0.13
Total:	4,697	$764,050,375.05	100.00%
Weighted Average: 613

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	13	$843,246.55	0.11%
121 - 180	166	18,064,107.48	2.36
181 - 240	72	7,780,813.14	1.02
241 - 300	7	900,430.00	0.12
301 - 360	4,439	736,461,777.88	96.39
Total:	4,697	$764,050,375.05	100.00%
Weighted Average: 354

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	179	$18,907,354.03	2.47%
181 – 348	79	8,681,243.14	1.14
349 – 360	4,439	736,461,777.88	96.39
Total:	4,697	$764,050,375.05	100.00%
Weighted Average: 352

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
2-4 Unit	379	$84,616,354.46	11.07%
Condo	275	44,698,903.27	5.85
Manufactured Housing	1	292,500.00	0.04
PUD - Attached	85	14,001,864.88	1.83
PUD - Detached	367	64,089,445.18	8.39
Single Family	3,590	556,351,307.26	72.82
Total:	4,697	$764,050,375.05	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	340	$52,778,531.33	6.91%
Primary Residence	4,307	703,764,193.72	92.11
Second Home	50	7,507,650.00	0.98
Total:	4,697	$764,050,375.05	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	1,317	$216,291,357.44	28.31%
Refinance - Cashout	3,074	506,980,372.49	66.35
Refinance - Rate/Term	306	40,778,645.12	5.34
Total:	4,697	$764,050,375.05	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	182	$22,214,479.36	2.91%
50.001 - 60.000	180	26,002,731.41	3.40
60.001 - 70.000	496	79,956,414.22	10.46
70.001 - 80.000	1,830	293,834,869.05	38.46
80.001 - 90.000	1,443	242,683,287.98	31.76
90.001 - 100.000	566	99,358,593.03	13.00
Total:	4,697	$764,050,375.05	100.00%
Weighted Average by Original Balance: 80.41

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,173	$242,329,665.39	31.72%
Florida	385	50,207,466.51	6.57
New York	200	46,688,191.09	6.11
Texas	389	38,119,006.30	4.99
New Jersey	152	30,853,596.68	4.04
Massachusetts	131	28,188,336.06	3.69
Illinois	166	26,985,990.00	3.53
Michigan	178	22,664,259.77	2.97
Washington	128	21,359,985.03	2.80
Hawaii	78	20,580,352.46	2.69
Other	1,717	236,073,525.76	30.90
Total:	4,697	$764,050,375.05	100.00%
Number of States Represented: 50

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	2,890	$439,621,641.35	57.54%
Limited Documentation	221	38,013,912.65	4.98
Stated Documentation	1,586	286,414,821.05	37.49
Total:	4,697	$764,050,375.05	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	20	$3,986,034.00	0.52%
5.001 - 5.500	278	53,685,143.79	7.03
5.501 - 6.000	589	105,453,204.84	13.80
6.001 - 6.500	589	102,395,962.23	13.40
6.501 - 7.000	935	161,188,025.81	21.10
7.001 - 7.500	754	123,675,087.44	16.19
7.501 - 8.000	710	107,275,514.86	14.04
8.001 - 8.500	414	55,075,936.65	7.21
8.501 - 9.000	252	33,567,027.15	4.39
9.001 - 9.500	90	10,093,642.25	1.32
9.501 - 10.000	45	5,552,021.03	0.73
10.001 - 10.500	14	1,370,125.00	0.18
10.501 - 11.000	4	386,700.00	0.05
11.001 - 11.500	1	81,200.00	0.01
11.501 - 12.000	2	264,750.00	0.03
Total:	4,697	$764,050,375.05	100.00%
Weighted Average: 6.962

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,359	$203,654,109.59	26.65%
11.001 - 11.500	1	294,000.00	0.04
11.501 - 12.000	18	3,550,934.00	0.46
12.001 - 12.500	93	19,373,945.00	2.54
12.501 - 13.000	298	54,776,387.54	7.17
13.001 - 13.500	397	70,725,376.53	9.26
13.501 - 14.000	693	124,409,203.93	16.28
14.001 - 14.500	626	107,566,667.48	14.08
14.501 - 15.000	572	91,182,493.82	11.93
15.001 - 15.500	331	46,397,408.37	6.07
15.501 - 16.000	187	27,256,057.40	3.57
16.001 - 16.500	71	8,608,220.36	1.13
16.501 - 17.000	35	4,537,246.03	0.59
17.001 - 17.500	13	1,236,625.00	0.16
17.501 - 18.000	1	201,000.00	0.03
18.001 - 18.500	1	81,200.00	0.01
18.501 - 19.000	1	199,500.00	0.03
Total:	4,697	$764,050,375.05	100.00%
Weighted Average:14.122

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,359	$203,654,109.59	26.65%
0.501 - 1.000	5	716,575.00	0.09
1.001 - 1.500	2	214,500.00	0.03
3.001 - 3.500	2	470,639.00	0.06
4.001 - 4.500	2	467,989.00	0.06
4.501 - 5.000	1	311,433.82	0.04
5.001 - 5.500	1,603	260,216,480.57	34.06
5.501 - 6.000	1,272	228,010,421.32	29.84
6.001 - 6.500	217	33,369,605.91	4.37
6.501 - 7.000	230	36,046,210.02	4.72
7.001 - 7.500	2	267,900.00	0.04
7.501 - 8.000	2	304,510.82	0.04
Total:	4,697	$764,050,375.05	100.00%
Weighted Average: 5.589

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,359	$203,654,109.59	26.65%
2006-02	1	184,500.00	0.02
2006-03	28	5,711,556.88	0.75
2006-04	345	57,989,486.10	7.59
2006-05	2,842	475,639,921.00	62.25
2006-06	1	285,600.00	0.04
2007-04	12	1,886,980.48	0.25
2007-05	109	18,698,221.00	2.45
Total:	4,697	$764,050,375.05	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,180	$179,446,681.80	23.49%
7 –12	164	33,121,565.87	4.33
13 – 24	2,297	383,790,155.61	50.23
25 – 36	1,056	167,691,971.77	21.95
Total:	4,697	$764,050,375.05	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
2/28 ARM	2,913	$479,197,937.16	62.72%
3/27 ARM	111	18,873,751.48	2.47
2/28 Interest Only ARM	304	60,613,126.82	7.93
3/27 Interest Only ARM	10	1,711,450.00	0.22
Fixed - 10 Year	13	843,246.55	0.11
Fixed - 15 Year	166	18,064,107.48	2.36
Fixed - 20 Year	72	7,780,813.14	1.02
Fixed - 25 Year	7	900,430.00	0.12
Fixed - 30 Year	1,101	176,065,512.42	23.04
Total:	4,697	$764,050,375.05	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	3,204	$536,375,680.69	70.20%
A-	427	60,782,923.93	7.96
A+	478	78,507,321.96	10.28
B	301	44,759,870.50	5.86
C	258	38,804,686.15	5.08
C-	29	4,819,891.82	0.63
Total:	4,697	$764,050,375.05	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
First Lien	4,697	$764,050,375.05	100.00%
Total:	4,697	$764,050,375.05	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION OF THE LOANS

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance
<= 25,000	78	$1,775,271.00	0.74%
25,001 - 50,000	286	10,141,870.00	4.22
50,001 - 75,000	182	11,606,613.00	4.83
75,001 - 100,000	146	12,727,885.00	5.30
100,001 - 125,000	84	9,320,169.00	3.88
125,001 - 150,000	37	5,051,352.00	2.10
150,001 - 175,000	23	3,677,337.00	1.53
175,001 - 200,000	22	4,129,985.00	1.72
200,001 - 250,000	21	4,785,222.00	1.99
250,001 - 300,000	8	2,193,896.00	0.91
300,001 - 400,000	238	86,280,785.00	35.92
400,001 - 500,000	160	72,088,889.00	30.01
500,001 - 600,000	28	15,182,000.00	6.32
600,001 - 700,000	2	1,274,000.00	0.53
Total:	1,315	$240,235,274.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 25,000	78	$1,775,156.11	0.74%
25,001 - 50,000	286	10,141,446.49	4.22
50,001 - 75,000	182	11,606,531.33	4.83
75,001 - 100,000	146	12,727,827.05	5.30
100,001 - 125,000	84	9,320,169.00	3.88
125,001 - 150,000	37	5,051,112.75	2.10
150,001 - 175,000	23	3,677,173.22	1.53
175,001 - 200,000	22	4,129,985.00	1.72
200,001 - 250,000	21	4,785,222.00	1.99
250,001 - 300,000	8	2,193,896.00	0.91
300,001 - 400,000	238	86,278,761.59	35.92
400,001 - 500,000	160	72,087,538.16	30.01
500,001 - 600,000	28	15,180,922.90	6.32
600,001 - 700,000	2	1,274,000.00	0.53
Total:	1,315	$240,229,741.60	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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FICO SCORES OF THE LOANS

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
= 500	3	$285,250.00	0.12%
501 - 525	50	10,429,170.45	4.34
526 - 550	56	14,135,873.12	5.88
551 - 575	76	18,433,432.89	7.67
576 - 600	323	42,836,217.27	17.83
601 - 625	349	47,559,021.79	19.80
626 - 650	243	40,001,044.59	16.65
651 - 675	95	26,773,729.66	11.15
676 - 700	53	17,669,348.00	7.36
701 - 725	31	9,427,387.00	3.92
726 - 750	11	3,198,127.76	1.33
751 - 775	13	3,953,539.07	1.65
776 - 800	9	4,040,100.00	1.68
801 - 825	3	1,487,500.00	0.62
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 623

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term (Months)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 180	31	$1,809,323.44	0.75%
181 - 240	370	13,689,411.56	5.70
241 - 300	1	84,000.00	0.03
301 - 360	913	224,647,006.60	93.51
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 352

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	31	$1,809,323.44	0.75%
181 - 348	371	13,773,411.56	5.73
349 - 360	913	224,647,006.60	93.51
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 350

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
2-4 Unit	44	$11,744,880.00	4.89%
Condo	81	9,790,832.04	4.08
PUD - Attached	41	4,340,781.29	1.81
PUD - Detached	164	32,010,161.03	13.32
Single Family	985	182,343,087.24	75.90
Total:	1,315	$240,229,741.60	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Investment Property	48	$12,779,305.00	5.32%
Primary Residence	1,259	225,035,686.60	93.68
Second Home	8	2,414,750.00	1.01
Total:	1,315	$240,229,741.60	100.00%

PURPOSE OF THE LOANS

urpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	671	$91,879,936.98	38.25%
Refinance - Cashout	585	135,960,554.62	56.60
Refinance - Rate/Term	59	12,389,250.00	5.16
Total:	1,315	$240,229,741.60	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	556	$26,851,453.26	11.18%
50.001 - 60.000	20	4,349,500.00	1.81
60.001 - 70.000	60	17,288,198.00	7.20
70.001 - 80.000	352	84,958,947.94	35.37
80.001 - 90.000	253	79,309,813.25	33.01
90.001 - 100.000	74	27,471,829.15	11.44
Total:	1,315	$240,229,741.60	100.00%
Weighted Average by Original Balance: 75.94

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	444	$116,755,685.98	48.60%
New York	49	15,222,970.21	6.34
Florida	93	10,403,675.20	4.33
Washington	61	7,349,409.04	3.06
Nevada	47	7,330,688.00	3.05
Michigan	55	7,170,983.00	2.99
Arizona	57	6,684,954.90	2.78
Massachusetts	28	6,246,465.00	2.60
Colorado	50	5,704,294.53	2.37
Virginia	25	5,076,909.00	2.11
Other	406	52,283,706.74	21.76
Total:	1,315	$240,229,741.60	100.00%
Number of States Represented: 42

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Documentation	1,018	$145,368,015.86	60.51%
Limited Documentation	58	15,856,673.38	6.60
Stated Documentation	239	79,005,052.36	32.89
Total:	1,315	$240,229,741.60	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	5	$1,099,989.20	0.46%
5.001 - 5.500	61	20,251,760.50	8.43
5.501 - 6.000	107	36,080,869.01	15.02
6.001 - 6.500	127	37,469,646.62	15.60
6.501 - 7.000	190	51,896,741.88	21.60
7.001 - 7.500	108	32,103,172.61	13.36
7.501 - 8.000	76	19,453,556.17	8.10
8.001 - 8.500	49	9,586,580.00	3.99
8.501 - 9.000	22	3,894,823.35	1.62
9.001 - 9.500	16	2,466,249.00	1.03
9.501 - 10.000	6	769,250.00	0.32
10.001 - 10.500	193	9,297,697.19	3.87
10.501 - 11.000	193	9,343,992.00	3.89
11.001 - 11.500	126	4,997,233.07	2.08
11.501 - 12.000	32	1,371,081.00	0.57
12.001 - 12.500	4	147,100.00	0.06
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 7.136

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	728	$71,892,620.05	29.93%
11.501 - 12.000	5	1,099,989.20	0.46
12.001 - 12.500	24	7,186,710.50	2.99
12.501 - 13.000	75	24,495,044.01	10.20
13.001 - 13.500	96	27,806,705.00	11.58
13.501 - 14.000	165	46,806,914.12	19.48
14.001 - 14.500	94	30,217,031.61	12.58
14.501 - 15.000	62	16,924,828.11	7.05
15.001 - 15.500	32	7,551,050.00	3.14
15.501 - 16.000	16	3,261,650.00	1.36
16.001 - 16.500	12	2,147,449.00	0.89
16.501 - 17.000	4	619,750.00	0.26
17.001 - 17.500	2	220,000.00	0.09
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 13.840

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	728	$71,892,620.05	29.93%
1.001 - 1.500	1	459,000.00	0.19
4.001 - 4.500	1	364,500.00	0.15
5.001 - 5.500	338	91,346,346.11	38.02
5.501 - 6.000	197	64,813,975.44	26.98
6.001 - 6.500	24	5,422,625.00	2.26
6.501 - 7.000	26	5,930,675.00	2.47
Total:	1,315	$240,229,741.60	100.00%
Weighted Average: 5.513

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	728	$71,892,620.05	29.93%
2006-03	1	355,381.32	0.15
2006-04	74	22,988,143.01	9.57
2006-05	484	138,948,591.00	57.84
2007-04	4	685,106.22	0.29
2007-05	24	5,359,900.00	2.23
Total:	1,315	$240,229,741.60	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY OF THE LOANS

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	400	$60,826,894.46	25.32%
7 –12	60	14,534,106.66	6.05
13 – 24	617	121,608,659.77	50.62
25 – 36	238	43,260,080.71	18.01
Total:	1,315	$240,229,741.60	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRODUCT TYPES OF THE LOANS

I ndex Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance
2/28 ARM	439	$122,851,373.33	51.14%
3/27 ARM	23	4,603,896.22	1.92
2/28 Interest Only ARM	120	39,440,742.00	16.42
3/27 Interest Only ARM	5	1,441,110.00	0.60
Fixed - 15 Year	31	1,809,323.44	0.75
Fixed - 20 Year	370	13,689,411.56	5.70
Fixed - 25 Year	1	84,000.00	0.03
Fixed - 30 Year	326	56,309,885.05	23.44
Total:	1,315	$240,229,741.60	100.00%

CREDIT GRADE OF THE LOANS

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,073	$186,918,098.30	77.81%
A-	58	13,794,253.06	5.74
A+	122	25,672,017.89	10.69
B	34	7,460,797.35	3.11
C	28	6,384,575.00	2.66
Total:	1,315	$240,229,741.60	100.00%

LIEN POSITION OF THE LOANS

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
First Lien	771	$215,445,588.34	89.68%
Second Lien	544	24,784,153.26	10.32
Total:	1,315	$240,229,741.60	100.00%